AFL-CIO Housing Investment Trust
Performance Commentary
 2nd Quarter 2011

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
July 15, 2011

For the first half of 2011, the AFL-CIO Housing Investment Trust (HIT) outperformed the Barclays Aggregate on both a gross and net basis by 40 and 17 basis points, respectively, despite its underperformance in the second quarter.  As investors continued to flock to the safety and liquidity of the Treasury market in the second quarter on concerns about the struggling U.S. economy, the European sovereign debt crisis, and a global slowdown, most Treasury yields fell to their lowest levels since late 2010. With its significant Treasury sector underweight relative to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), the HIT underperformed the Barclays Aggregate on a gross and net basis for the second quarter in a very volatile market environment.  For the three-month period ended June 30, the HIT’s returns were 2.20% on a gross basis and 2.08% on a net basis, compared to 2.29% for the benchmark.

The HIT serves its investors well by generating higher income than the Barclays Aggregate without taking additional credit risk as a result of its specialization in government-insured and guaranteed multifamily mortgage-backed securities (MBS) and its focus on multifamily construction-related securities.  The HIT also provides diversification from many other fixed-income investments and equities since it does not invest in corporate bonds. Rather, it substitutes multifamily MBS for corporate bonds and some Treasury and agency debt in the Barclays Aggregate.

The increase in the percentage of multifamily construction-related MBS in the HIT’s portfolio as the result of its Construction Jobs Initiative should have a positive effect on portfolio returns in future periods.  This initiative exceeded its goal of creating 10,000 union constructions jobs by this spring, with over 11,000 jobs created by the end of the second quarter.   The $964 million in construction-related commitments made so far under the initiative are expected to generate additional income as they are funded during the construction period.  Moreover, the HIT does not intend to stop and has increased its commitment to 15,000 jobs created by the end of next year.  With construction unemployment remaining roughly double the national unemployment rate, these projects and future funding commitments will generate union construction work and will spur secondary job creation and economic development while providing affordable and workforce housing in communities across the country.

A Good First Half

For the first half of 2011, the performance of the AFL-CIO Housing Investment Trust relative to the Barclays Aggregate was enhanced by its ongoing income advantage and by overall spread tightening of government/agency multifamily MBS over the period.  The HIT outperformed the benchmark for year-to-date and the 1-, 3-, 5-, and 10-year periods ending June 30, on a gross basis by 40, 81, 58, 46, and 55 basis points, respectively, and on a net basis by 17, 35, 12, 1, and 13 basis points, respectively, as seen in the chart below.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This outperformance occurred despite both spread widening on some of the HIT’s multifamily securities during the second quarter and the HIT’s underweight to Treasuries, which have performed well as concerns about a global economic slowdown have driven a flight to safety. The U.S. economy is not generating enough new jobs to decrease the unemployment rate materially. Manufacturing activity has shrunk dramatically from its year-to-date high. Housing prices and sales activity continue to fall, partially driven by the lack of wage and job growth. The European sovereign debt crisis has worsened as the peripheral European Union economies struggle to fund their budget deficits. At the same time, China and other emerging economies are putting on the brakes by raising their respective benchmark interest rates to contain inflation pressures. All of these factors have made investors hesitant to take risks for fear of the next economic storm. In addition, the downward pressure on economic output that results from many of these factors could further limit investors’ appetite for risk-taking.

Treasury yields were lower at the end of June than at the end of March and December.  Yields for 2-, 5-, and 10-year maturities at midyear were 36, 52 and 31 basis points lower, respectively, than at the end of March.  Relative to the end of 2010, the 2-, 5-, and 10-year Treasury yields fell by 14, 25, and 13 basis points, respectively.  With Treasuries comprising 33% of the Barclays Aggregate at the end of June, the benchmark benefited from the flight to quality during much of the first half of the year, while the HIT was negatively affected on a relative basis by its underweight to Treasuries (holding 4% in Treasuries at the end of June).  While lowered risk appetite during the second quarter resulted in negative excess returns for corporate bonds, excess returns for the entire first half were positive for corporates at 72 basis points.  This corporate performance also had a negative impact on the HIT relative to the Barclays Aggregate for the first half of the year because corporate bonds comprised 19.8% of the benchmark at June 30 but are not permissible investments for the HIT.

The Housing Investment Trust Is Well-Positioned

The HIT’s superior portfolio fundamentals are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, positioning the portfolio well for the second half of 2011 and beyond. The HIT’s yield advantage of 77 basis points is large relative to the the Barclays Aggregate’s yield of 2.75%, which bodes well for out-performance going forward.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
June 30, 2011
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.6%	76.5%	Effective Duration	4.91	5.14
A & Below	2.6%	18.7%	Convexity	-0.13	-0.06
Superior Yield			Similar Call Risk
Yield to Maturity/Worst	3.52%	2.75%	Call Protected	71%	67%
→ 77 basis point Yield Advantage			Not Call Protected	29%	33%

Under the Construction Jobs Initiative, the HIT directly sourced $269 million of new investments in multifamily construction-related securities during the first half of 2011, with $262 million committed in the second quarter.  At the same time, the initiative has produced a large pipeline of prospective transactions that should lead to additional attractive construction-related investments in the period ahead.  Through direct sourcing, the HIT is able to customize investments for the portfolio and obtain execution superior to secondary market purchases, which allows the HIT’s investors to earn better returns.  In addition, as construction draws are funded over time, these high credit quality construction-related instruments provide additional income.  As shown in the graph on the next page, construction-related investments continue to provide wide spreads compared to instruments of similar credit quality.  Moreover, as they convert to permanent loan investments, they should increase the value of the portfolio.

Inflation should not be a current concern, despite elevated commodity prices due to the combination of (1) sluggish U.S. economic growth and weak demand due to high unemployment, poor real estate fundamentals, government deficits, and tight credit conditions; (2) financial market uncertainty due to global competition and ongoing instability in foreign economies; and (3) good productivity in the U.S.

High credit quality fixed-income investments like the HIT offer significant opportunities for Taft-Hartley, public employee, and corporate pension plan investors in this highly uncertain market environment.  With its focus on relatively high income-generating multifamily MBS, the HIT is well-positioned versus the benchmark.  The HIT will continue to actively manage the portfolio and to identify and review projects that will provide positive contributions to performance going forward, and at the same time create union construction jobs, generate affordable housing, and promote economic stimulus.  The new projects the HIT is identifying and reviewing for investment should enhance its ability to perform well in the second half of 2011 and into 2012.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of June 30, 2011, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or [follow this link] [visit www.aflcio-hit.com].

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com